                                                                  EXHIBIT 10(HH)




                       FIRST USA SUPPLEMENTAL EXECUTIVE

                                RETIREMENT PLAN

           (AS AMENDED AND RESTATED EFFECTIVE AS OF MARCH 22, 1996)

                                   PREAMBLE

   The First USA Supplemental Executive Retirement Plan (hereinafter referred to as the "Plan") as amended and restated herein shall be effective March 22, 1996. The Plan was originally effective on August 9, 1989. The purpose of the Plan is to permit certain Employees of the Employer to receive supplemental retirement income from the Employer when benefits cannot be paid from the First USA Pension Plan due to the limitations of Sections 401(a)(17) and 415 of the Code.

                               TABLE OF CONTENTS

                                                                          PAGE

ARTICLE 1      DEFINITIONS                                                  1
       1.1     "Annuity Starting Date".                                     1
       1.2     "Basic Plan"                                                 1
       1.3     "Basic Plan Retirement Income"                               1
       1.4     "Board of Directors"                                         1
       1.5     "Cash Balance Account"                                       1
       1.6     "Code"                                                       1
       1.7     "Committee"                                                  1
       1,8     "Company"                                                    1
       1.9     "Compensation"                                               1
      1.10     "Effective Date"                                             1
      1.11     "Employee"                                                   1
      1.12     "Employer" or "Participating Employer"                       1
      1.13     "Participant"                                                1
      1.14     "Plan"                                                       1
      1.15     "Plan Year"                                                  1
      1.16     "Supplemental Cash Balance Account"                          2
      1.17     "Supplemental Retirement Income"                             2
      1.18     "Total and Permanent Disability" or "Disability"             2

ARTICLE 2      PARTICIPATION AND VESTING                                    3
      2.1      Participation                                                3
      2.2      Vesting                                                      3
      2.3      Cessation of Participation                                   3
      2.4      Forfeiture for Cause                                         3
      2.5      Transfer to First USA Paymentech, Inc.                       3
      2.6      Transfer from First USA Paymentech, Inc.                     4

ARTICLE 3      RETIREMENT DATE                                              5
      3.1      Retirement Date                                              5
      3.2      Normal Retirement Date                                       5
      3.3      Early Retirement Date                                        5
      3.4      Postponed Retirement Date                                    5

ARTICLE 4      SUPPLEMENTAL RETIREMENT INCOME                               6
      4.1      Supplemental Normal Retirement Income                        6
      4.2      Supplemental Early Retirement Income                         6
      4.3      Supplemental Postponed Retirement Income                     6
      4.4      Supplemental Vested Retirement Income                        7

      4.5      Effect of Vested Status under the Basic Plan                 7

ARTICLE 5      MODES OF BENEFIT PAYMENT                                     8
      5.1      Mode of Payment                                              8
      5.2      Date of Payment                                              8

ARTICLE 6      DEATH BENEFITS                                               9
      6.1      In-Service Death Benefit                                     9
      6.2      Supplemental Cash Balance Account                            9

ARTICLE 7      DISABILITY BENEFITS                                         11
      7.1      Disability Benefit                                          11
      7.2      Determination                                               11
      7.3      Termination                                                 12
      7.4      Recovery                                                    12
      7.5      Age 65                                                      12

ARTICLE 8      LIABILITY OF THE COMPANY                                    13
      8.1      Funding of Plan                                             13
      8.2      Participant as Creditor of Plan                             13

ARTICLE 9      ADMINISTRATION OF THE PLAN                                  14
      9.1      Administration by Committee                                 14
      9.2      Powers of the Committee                                     14
      9.3      Reliance on Professionals                                   15
      9.4      Payment of Expenses                                         15

ARTICLE 10     AMENDMENT OR TERMINATION OF THE PLAN                        16
     10.1      Power to Amend, Terminate                                   16

ARTICLE 11     GENERAL PROVISIONS                                          17
     11.1      Plan Not Contract of Employment                             17
     11.2      Nonalienation of Benefits                                   17
     11.3      Incapacity                                                  17
     11.4      Sole Source of Benefits                                     18
     11.5      Address of Payee Unknown                                    18
     11.6      Governing Law                                               18

                                   ARTICLE 1

                                  DEFINITIONS

1.1   "Annuity Starting Date" means the date a benefit is paid under the Plan.

1.2   "Basic Plan" means the First USA Pension Plan, as amended.

1.3 "Basic Plan Retirement Income" means the benefit paid to a Participant under the Basic Plan and includes retirement income payable upon Normal Retirement, Early Retirement or Postponed Retirement.

1.4 "Board of Directors" means the Board of Directors of the Company, or any person or committee duly authorized to act for and represent the Board.

1.5   "Cash Balance Account" is as defined in the Basic Plan.

1.6 "Code" means the Internal Revenue Code of 1986, as amended from time to time.

1.7 "Committee" means the Committee composed of persons appointed under the provisions of Article XIII of the Basic Plan.

1.8   "Company" means First USA Financial, Inc., a Delaware Corporation.

1.9 "Compensation" is as defined in the Basic Plan without applying the limitation of Section 401(a)(17) of the Code.

1.10 "Effective Date" of this amended and restated Plan means March 22, 1996. The original effective date of the Plan was August 9, 1989.

1.11  "Employee" means a person who is an employee of an Employer.

1.12 "Employer" or "Participating Employer" means the Company or other corporation affiliated with the Company which, with the consent of the Company has adopted this plan.

1.13 "Participant" means an Employee who is eligible to participate in this Plan pursuant to the provisions of Article 2 of the Plan.

1.14 "Plan" means the First USA Supplemental Executive Retirement Plan, as herein set forth, and as it may hereafter be amended from time to time.

1.15  "Plan Year" means the period beginning July 1 and ending on the next June
      30. However, there will be an initial short Plan Year beginning August 9, 1989 and ending June 30, 1990.

1.16  "Supplemental Cash Balance Account" is defined in Section 6.2 hereof.

1.17 "Supplemental Retirement Income" means the retirement benefits provided to Participants and their joint or contingent annuitants and beneficiaries in accordance with the applicable provisions of this Plan and shall include Supplemental Normal Retirement Income, Supplemental Early Retirement Income and Supplemental Postponed Retirement Income, and Supplemental Deferred Vested Retirement Income as defined in Article 4.

1.18 "Total and Permanent Disability" or "Disability" means totally and permanently disabled as defined in Section 7.2 hereof is defined in the Basic Plan.

References to males shall be construed to include females, the singular shall be construed to include the plural, and vice versa, wherever appropriate.

                                   ARTICLE 2

                           PARTICIPATION AND VESTING

2.1  PARTICIPATION

     An Employee shall be eligible to participate in this Plan if such Employee meets the eligibility requirements in Section 3.01 of the Basic Plan and if such Employee's benefits under the Basic Plan are reduced by reason of the application of the limitations imposed by Section 401(a)(17) of the Code or
     Section 415 of the Code.

2.2  VESTING

     Once an Employee becomes a Participant in the Plan he shall have a nonforfeitable right to his accrued Retirement Income except as provided in
     Section 2.4.

2.3  CESSATION OF PARTICIPATION

     The Company may from time to time remove an Employee from participation in his Plan; provided, however, that except as otherwise provided in Section 2.4, such removal will not reduce the amount of Retirement Income accrued by the Employee under this Plan, as determined as of the date of such Employee's removal. An Employee so removed shall remain a Participant until his benefits are distributed in accordance with the provisions of this Plan, but shall accrue no further benefits under this Plan after his date of removal.

2.4  FORFEITURE FOR CAUSE

     The accrued Retirement Income of a Participant may be forfeited if the Participant is discharged for willful, deliberate, or gross misconduct as determined by the Board of Directors in its sole discretion.

2.5  TRANSFER TO FIRST USA PAYMENTECH, INC.

     If, on or after the Effective Date, a Participant transfers employment to First USA Paymentech, Inc. or one of its subsidiaries or affiliates which is a member of the same controlled group as First USA Paymentech, Inc., as determined under Code Sections 414(b), (c), (m) or (o):

     (1) such Participant shall not be considered to have terminated employment or retired for purposes of being eligible for a distribution under the Plan;

     (2) benefits and benefit liabilities attributable to such Participant's accrued benefit under this Plan shall be transferred to the First USA Paymentech Supplemental Executive Retirement Plan; provided that such Plan accepts such transfer at such time; and

     (3) such Participant's accrued benefit under this Plan shall be cancelled when the transfer described in (2) above is made.

For this purpose, a Participant's accrued benefit under the Plan shall be determined as if he had terminated employment or retired (if eligible for retirement) on the date of such Participant's transfer of employment.

2.6  TRANSFER FROM FIRST USA PAYMENTECH, INC.

     If, after the Effective Date, an Employee transfers employment to an Employer from First USA Paymentech, Inc. or one of its subsidiaries or affiliates which is a member of the same controlled group as First USA Paymentech, Inc., as determined under Code Sections 414(b), (c), (m) or
     (o):

     (1) the Plan shall accept a transfer of benefits and benefit liabilities attributable to such Employee's accrued benefit under the first USA Paymentech Supplemental Executive Retirement Plan, if any; and

     (2) upon such transfer of benefits and benefit and liabilities, the Employee shall have an accrued benefit under this Plan at least equal to the accrued benefit transferred from the First USA Paymentech Supplemental Executive Retirement Plan.

An Employee who transfers employment from First USA Paymentech, Inc. or one of its subsidiaries or affiliates as described in this Section 2.6 shall be credited with the service for eligibility, vesting and benefit accrual purposes that was credited to such Employee under the terms of the First USA Paymentech Supplemental Executive Retirement Plan as of the date of transfer to covered employment under this Plan; provided, however, that service shall not be credited in accordance with the foregoing if such Employee was a participant in the First USA Paymentech Supplemental Executive Retirement Plan and no transfer of benefits and benefit liabilities is made from the First USA Paymentech Supplemental Executive Retirement Plan on behalf of such Employee in accordance with the foregoing.

                                   ARTICLE 3

                                RETIREMENT DATE

3.1  RETIREMENT DATE

     A Participant's Retirement Date shall be his date of actual Retirement which may be his Normal, Early, or Postponed Retirement Date, whichever is applicable to him pursuant to the following Sections of this Article 3.

3.2  NORMAL RETIREMENT DATE

     A Participant's Normal Retirement Age shall be the later of (i) the Participant's 65th anniversary of his birth or (ii) five (5) years of participation in the Plan. Such Participant's Normal Retirement Date shall be the first day of the month coincident with or next following the attainment of Normal Retirement Age while in the service of the Employer,

3.3  EARLY RETIREMENT DATE

     A Participant may retire on an Early Retirement Date, which may be the first day of any month coincident with or subsequent to the 55th anniversary of his birth and his completion of at least ten (10) Years of Credited Service. A Year of Credited Service shall be equal to a "Year of Credited Service" as defined under the Basic Plan.

3.4  POSTPONED RETIREMENT DATE

     If a Participant continues in the employment of an Employer beyond his Normal Retirement Date, the first day of any month coincident with or subsequent to his termination of employment after his Normal Retirement Date shall be known as his Postponed Retirement Date.

                                   ARTICLE 4

                        SUPPLEMENTAL RETIREMENT INCOME

4.1  SUPPLEMENTAL NORMAL RETIREMENT INCOME

     The Supplemental Normal Retirement Income payable to an eligible Participant in the form of a single life annuity shall, commencing on his Normal Retirement Date, be equal to the difference between (a) and (b) as stated below:

     (a) the monthly amount of the Basic Plan Retirement Income payable upon Normal Retirement to which the Participant would have been entitled under the Basic Plan, if such benefit were calculated under the Basic Plan without giving effect to the limitations imposed by the application of Code Sections 401(a)(17) and 415.

     (b) the monthly amount of Basic Plan Retirement Income payable upon Normal Retirement actually payable to the Participant under the Basic Plan after the limitations imposed by the application of Code Sections 401(a)(17) and 415.

4.2  SUPPLEMENTAL EARLY RETIREMENT INCOME

     The Supplemental Early Retirement Income payable to an eligible Participant in the form of a single life annuity shall, commencing on his Early Retirement Date or on the first day of any month thereafter up to his Normal Retirement Date, be equal to the difference between (a) and (b) as stated below:

     (a) the monthly amount of the Basic Plan Retirement Income payable upon Early Retirement to which the Participant would have been entitled under the Plan, if such benefit were calculated under the Basic Plan without giving effect to the limitations imposed by the application of Code Sections 401(a)(17) and 415.

     (b) the monthly amount of Basic Plan Retirement Income payable upon Early Retirement actually payable to the Participant under the Basic Plan after the limitations imposed by the application of Code Sections 401(a)(17) and 415.

4.3  SUPPLEMENTAL POSTPONED RETIREMENT INCOME

     The Supplemental Postponed Retirement Income payable to an eligible Participant in the form of a single life annuity shall, commencing on his Postponed Retirement Date, be equal to the difference between (a) and (b) as stated below:

     (a) the monthly amount of the Basic Plan Retirement Income payable upon Postponed Retirement to which ft Participant would have been entitled under the Basic Plan, if such benefit were calculated under the Basic Plan without giving effect to the limitations imposed by the application of Code Sections 401(a)(17) and 415.

     (b) the monthly amount of Basic Plan Retirement Income payable upon Postponed Retirement actually payable to the Participant after the limitations imposed by the application of Code Sections 401(a)(17) and 415.

4.4  SUPPLEMENTAL VESTED RETIREMENT INCOME

     The Supplemental Vested Retirement Income payable to an eligible Participant in the form of a single life annuity shall, commencing the first day of the month following termination of employment, or the first day of any month thereafter, up to his Normal Retirement Date, be equal to the difference between (a) and (b) as stated below:

     (a) the monthly amount of the Basic Plan Retirement Income payable upon the Participant's date of termination which the Participant would be entitled to receive, assuming the Participant has a nonforfeitable right to a benefit under the Basic Plan, if such benefit were calculated under the Basic Plan without giving effect to the limitation imposed by the application of Code Sections 401(a)(17) and 415.

     (b) the monthly amount of Basic Plan Retirement Income payable upon the date the Participant elects for benefits to commence, assuming the Participant had a nonforfeitable right to a benefit under the Basic Plan, actually payable under the Basic Plan after the limitations imposed by the application of Code Sections 401(a)(17) and 415.

4.5  EFFECT OF VESTED STATUS UNDER THE BASIC PLAN

     The calculations described in Section 4.1, 4.2, 4.3, and 4.4 shall all be made treating the Participant as vested under the Basic Plan regardless of the Participant's actual vesting status under the Basic Plan.

                                   ARTICLE 5

                           MODES OF BENEFIT PAYMENT

5.1  MODE OF PAYMENT

     Any Retirement Income payable under this Plan to a Participant or a beneficiary shall be paid as a single-sum amount which is the actuarial equivalent of a single life annuity. For this purpose, actuarial equivalence shall be determined utilizing the actuarial equivalent factors stated in the Basic Plan for determining single-sum amounts. No Participant's benefit shall be less than his Supplemental Cash Balance Account as defined in Section 6.2.

5.2  DATE OF PAYMENT

     Payment of Retirement Income due under the Plan, if any, shall be made as soon as administratively possible after the Participant's retirement or termination of employment, as the case may be.

                                   ARTICLE 6

                                DEATH BENEFITS

6.1   IN-SERVICE DEATH BENEFIT

      (a) Except as otherwise provided herein, in the event of a married Participant's death prior to the Participant's Annuity Starting Date, the Surviving Spouse shall receive a single sum amount equal to the Participant's Supplemental Cash Balance Account.

          This death benefit shall only be payable if (i) the Participant dies while in active employment with the Employer; (ii) the Participant dies after ceasing active employment with an Employer but prior to his Annuity Starting Date; or (iii) while the Participant is accruing a benefit under Article 7.

      (b) In the event of the death of a single Participant prior to the Participant's Annuity Starting Date, the Participant's Beneficiary shall receive a single-sum amount equal to the Participant's Supplemental Cash Balance Account.

          This death benefit shall only be payable if (i) the Participant dies while in active employment with the Employer; (ii) the Participant dies after ceasing active employment with an Employer but prior to his Annuity Starting Date; or (iii) while the Participant is accruing a benefit under Article 7.

      (c) Any beneficiary designation made by a single Participant or by a married Participant with the consent of such Participant's Spouse under the provisions of Section 6.01 and Section 13.12 of the Basic Plan shall be controlling under this Plan. Therefore, any death benefit payable under this Section 6.1 shall be payable to the same person(s) or entity as the death benefit payable under Section 6.01 of the Basic Plan.

      (d) Payment of the death benefit provided hereunder shall be made as soon as administratively possible after the death of the Participant is established to the satisfaction of the Committee in accordance with rules and procedures established by the Committee.

6.2.1 SUPPLEMENTAL CASH BALANCE ACCOUNT

      For purposes of this Article 6 a Participant's Supplemental Cash Balance Account is equal to the difference between (a) and (b) as stated below:

      (a) The Cash Balance Account calculated under the Basic Plan without giving effect to the limitations imposed by the application of Code Sections 401(a)(17) and 415.

      (b) The Cash Balance Account calculated under the Basic Plan after giving effect to the limitations imposed by the application of Code Sections 401(a)(17) and 415.

                                   ARTICLE 7

                              DISABILITY BENEFITS

7.1  DISABILITY BENEFIT

     A Participant who, while in the employment of his Employer, becomes Totally and Permanently Disabled prior to his Normal Retirement Date, shall, any other provision of the Plan to the contrary notwithstanding, continue to be considered a Participant and an Employee in the employment of his Employer, and shall be entitled:

     (a) to continue to accrue Supplemental Retirement Income benefits pursuant to Article 4 until the early of his Normal Retirement Date or the cessation of his Total and Permanent Disability. Such accruals shall be based upon his Compensation in the calendar quarter prior to the calendar quarter in which he became Totally and Permanently Disabled;

     (b) to receive, beginning on his Normal Retirement Date, the Supplemental Retirement Income benefit accrued by him pursuant to Article 4 (prior to becoming Totally and Permanently Disabled) and pursuant to paragraph
         (a) of this Section 7.1; provided, however, that a Participant who has completed at least ten (10) years of Credited Service as of the date he became Totally and Permanently Disabled shall be entitled to receive his benefits anytime on or after the date he attains age 55, in which event his accruals pursuant to this Section 7.1 shall cease at that time and his Supplemental Retirement Income shall be subject to the reduction for early commencement as provided in Section 4.2.

7.2  DETERMINATION

     A Participant SHALL.1 be deemed to be Totally and Permanently Disabled, and entitled to receive Disability benefits from the Plan, only if, on the basis of a medical examination by a qualified physician or clinic acceptable to the Committee, the Committee finds that the Participant has a condition which totally and presumably permanently prevents him from engaging in any substantial or gainful employment with a Participating Employer. Notwithstanding any other provision of this Section 7.2, no Participant shall be deemed to be Totally and Permanently Disabled if the Committee determines that his incapacity results from chronic alcoholism, self-addiction to narcotics, an injury suffered while engaged in a felonious or criminal act or enterprise, or service in the armed forces of the United States which entitles the Participant to a veteran's disability pension. The determination of the Committee shall be final and binding upon all persons and for all purposes.

7.3  TERMINATION

     No provision of this Article shall prevent a Participant from electing to receive his benefit under any other provisions of this Plan should he determine not to return as an Employee of the Employer; however, the value of all payments, if any, previously made to him as Disability payments shall be deducted-from the value of the benefits to which he would be otherwise entitled by virtue of such other provisions.

7.4  RECOVERY

     Upon receipt of evidence that a Participant is no longer Totally and Permanently Disabled prior to his attaining age sixty-five (65), the Participant shall receive no additional accruals under Section 7.1. Should the Participant return to work and/or later become entitled to any benefits under the Plan, the value of all Disability benefits, if any, previously received by him shall be deducted from the value of the benefits to which he would otherwise be entitled. In order to continue to be eligible to receive accruals under Section 7.1, a Participant must submit such evidence as the Committee shall require that he continues to be Totally and Permanently Disabled. In order to determine whether the Participant continues to be Totally and Permanently Disabled, the Committee may require a Participant submit to a physical exam at its expense, but not more frequently than annually.

7.5  AGE 65

     Upon attainment of age sixty-five (65), a Participant who had previously retired by reason of Disability shall be conclusively presumed to be Totally and Permanently Disabled and shall receive his monthly benefits payable under Section 7.1.

                                   ARTICLE 8

                           LIABILITY OF THE COMPANY

8.1  FUNDING OF PLAN

     The benefits of this Plan shall be paid by the Employer and not be funded prior to the time paid to the Participant, beneficiary or joint or contingent annuitant designated by the Participant, unless and except as expressly provided otherwise by the Company.

8.2  PARTICIPANT AS CREDITOR OF PLAN

     A Participant who is vested in a benefit under this Plan shall be an unsecured creditor of the Employer as to the payment of any benefit under this Plan.

                                   ARTICLE 9

                          ADMINISTRATION OF THE PLAN

9.1  ADMINISTRATION BY COMMITTEE

     Except for the functions reserved to the Company or the Board of Directors of the Company, the administration of the Plan shall be the responsibility of the Committee.

9.2  POWERS OF THE COMMITTEE

     The Committee shall have the power and the duty to take all actions and to make all decisions necessary or proper to carry out the Plan. The determination of the Committee as to any question involving the general administration and interpretation of the Plan shall be final, conclusive and binding. Any discretionary actions to be taken under the Plan by the Committee shall be uniform in their nature and applicable to all persons similarly situated. Any Committee member who is employed under the Plan shall be deemed to have resigned from the Committee at the time of his termination of employment unless expressly provided to the contrary in writing at such time. Without limiting the generality of the foregoing, the Committee shall have the following powers and duties:

     (a) To furnish to all Participants, upon request, copies of the Plan; and to require any person to furnish such information as it may request for the purpose of the proper administration of the Plan as a condition to receiving any benefits under the Plan;

     (b) To make and enforce such rules and regulations and prescribe the use of such forms as it shall deem necessary for the efficient administration of the Plan;

     (c) To interpret the Plan, and to resolve ambiguities, inconsistencies and omissions, which findings shall be binding, final and conclusive;

     (d) To decide on questions concerning the Plain in accordance with the provision of the Plan;

     (e) To determine the amount of benefits which shall be payable to any person in accordance with the provisions of the Plan; and to provide a full and fair review to any Participant whose claim for benefits has been denied in whole or in part;

     (f) To allocate any such powers and duties to or among individual members of the Committee; and

     (g) To designate persons other than Committee members to carry out any duty or power which would otherwise be a responsibility of the Committee, under the terms of the Plan.

9.3  RELIANCE ON PROFESSIONALS

     To the extent permitted, by law, the Committee and any person to whom it may delegate any duty or power in connection with administering the Plan, the Employer, and officers and directors thereof, shall be entitled to rely conclusively upon, and shall be fully protected in any action taken or suffered by them in good faith in the reliance upon, and actuary, counsel, accountant, other specialist, or other person selected by the Committee, or in reliance upon any tables, valuations, certificates, opinions or reports which shall be furnished by any of them. Further, to the extent permitted by law, no member of the Committee, nor the Employer, nor the officers or directors thereof, shall be liable for any neglect, omission or wrongdoing of any other members of the Committee, agent, officer or employee of an Employer. Any person claiming under the Plan shall look solely to the Employer for redress.

9.4. PAYMENT OF EXPENSES

     All expenses incurred prior to the termination of the Plan that shall arise in connection with the administration of the Plan, including, but not limited to administrative expenses, proper charges and disbursements, compensations and other expenses and charges of any actuary, counsel, accountant, specialist, or other person who shall be employed by the Committee in connection with the administration thereof, shall be paid by the Company.

                                  ARTICLE 10

                     AMENDMENT OR TERMINATION OF THE PLAN

10.1 POWER TO AMEND, TERMINATE

     The Board of Directors shall have the power to suspend or terminate this Plan in whole or in part at any time, and from time to time to extend, modify, amend, revise, or terminate this Plan in such respects as the Board of Directors by resolution may deem advisable; provided that no such extension, modification, amendment, revision, or termination shall deprive a Participant or any beneficiary designated by a Participant of the vested portion of any benefit under this Plan.

                                  ARTICLE 11

                              GENERAL PROVISIONS

11.1 PLAN NOT CONTRACT OF EMPLOYMENT

     This Plan shall not be deemed to constitute a contract between the Employer and any Employee or other person whether or riot in the employ of the Employer, nor shall anything herein contained be deemed to give any Employee or other person whether or not in the employ of the Employer any right to be retained in the employ of the Employer, or to interfere with the right of the Employer to discharge any Employee at any time and to treat him without any regard to the effect which such treatment might have upon him as a Participant of the Plan.

11.2 NONALIENATION OF BENEFITS

     Except as may otherwise be required by law, no distribution or payment under the Plan to any Participant, beneficiary, or joint or contingent annuitant, shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, whether voluntary or involuntary, and any attempt to so anticipate, alienate, sell, transfer, assign, pledge, encumber or charge the same shall be void; nor shall any such distribution or payment be in any way liable for or subject to the debts, contracts, liabilities, engagements or torts of any person entitled to such distribution or payment. If any Participant, beneficiary, or joint or contingent annuitant is adjudicated bankrupt or purports to anticipate, alienate, sell, transfer, assign, pledge, encumber or charge any such distribution or payment, voluntarily or involuntarily, the Committee, in its discretion, may cancel such distribution or payment or may hold or cause to be held or applied such distribution or payment or any part thereof to or for the benefit of such Participant, beneficiary, or joint or contingent annuitant in such manner as the Committee shall direct.

11.3 INCAPACITY

     If the Employer determines that any person entitled to payments under the Plan is an infant or incompetent by reason of physical or mental disability, it may cause all payments thereafter becoming due to such person to be made to any other person for his benefit, without responsibility to follow application of amounts so paid. Payments made pursuant to this provision shall completely discharge the Plan, the Employer and the Committee.

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11.4 SOLE SOURCE OF BENEFITS

     The Employer shall be the sole source of benefits under this Plan, and each Employee, Participant, joint or contingent annuitant, beneficiary, or any other person who shall claim the right to any payment or benefit under this Plan shall be entitled to look only to the Employer for payment of benefits.

11.5 ADDRESS OF PAYEE UNKNOWN

     If the Employer is unable to make payment to any Participant or other person to whom a payment is due under the Plan because it cannot ascertain the identity or whereabouts of such Participant or other person after reasonable efforts have been made to identify or locate such person (including a notice of the payment so due mailed to the last known address of such Participant or other person shown on the records of the Employer), such payment and all subsequent payments otherwise due to such Participant or other person shall be forfeited twenty-four (24) months after the date such payment first became due; provided, however, that such payment and any subsequent payments shall be reinstated retroactively, no later than sixty
     (60) days after the date on which the Participant or person is identified or located.

11.6 GOVERNING LAW

     The provisions of the Plan shall be construed, administered and governed under applicable Federal laws and the laws of the State of Delaware.

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

     IN TESTIMONY WHEREOF, First USA Financial, Inc. has caused this instrument to be executed in its name and on its behalf this 5th day of August 1996, but effective as of March 22, 1996.

Witness:                           First USA Financial, Inc.

/s/                                By: /s/
-------------------------              --------------------------

_________________________          Title: Chairman of the Board
                                          ------------------------

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